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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):   May 25, 2007
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)

             0-26059                                    68-0121636
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     (Commission File Number)                (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah               84128
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  (Address of Principal Executive Offices)              (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)







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Item 1.01     Entry into a Material Definitive Agreement

         On May 25, 2007, CirTran Beverage Corp., a Utah corporation ("CBC"), entered into an Exclusive Manufacturing, Marketing, and Distribution Agreement (the "Agreement") with Play Beverages, LLC, a Delaware limited liability company ("PlayBev").

         By way of  background,  PlayBev is engaged in the business of marketing and distributing beverages, including energy drinks and flavored water beverages, and related merchandise with the Playboy and rabbit head logo (the "Products") pursuant to a license agreement ("License Agreement") from Playboy Enterprises, Inc. ("Playboy"). CBC was formed by CirTran Corporation, a Nevada corporation ("CirTran"), to arrange for the manufacture, marketing and distribution of the Products through various distribution channels, including traditional retail channels as well as catalogs, internet, live shopping and other channels.

         Pursuant to the Agreement, PlayBev granted to CBC the exclusive rights during the term of the Agreement to manufacture, market, distribute and sell the Products through all distribution channels in the United States. CBC will be the exclusive manufacturer of all the Products for PlayBev to be sold in the United States. The initial Products under the Agreement will consist of an energy drink and flavored or unflavored water beverage (the "Initial Products"). Additionally under the Agreement, CBC shall be the exclusive master distributor for PlayBev for all Products to be sold in the United States.

         For its manufacturing services rendered under the Agreement, CBC shall receive from PlayBev an amount equal to 20% of the cost of goods sold ("COGS"), as defined in the Agreement, for the Products sold. For its distribution services rendered under the Agreement, CBC shall receive from PlayBev 6% of the gross sales ("Gross Sales"), as defined in the Agreement, of all Products in the United States.

         The initial term of the Agreement runs through December 31, 2010, and the agreement provides for automatic renewal for up to two renewal terms of three years each unless PlayBev notifies CBC or CBC notifies PlayBev in writing of its intent not to renew at least three, but not more than 12, months prior to the termination of the initial term or the then-current renewal term.

         During the term of the Agreement, both parties agreed that they will not sell or distribute in the United States the Product or any products that are confusingly or substantially similar or directly competitive to the Product other than as set forth in the Agreement.

         The foregoing summary of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement attached as an exhibit hereto, and which is hereby incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

       (d)    Exhibits.
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              99.1   Exclusive  Manufacturing,   Marketing,   and   Distribution
                     Agreement, dated as of May 25, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CirTran Corporation


Date: June 1, 2007                        By:  /s/ Iehab Hawatmeh
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                                               Iehab J. Hawatmeh, President




























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